Exhibit 99.2

                                                HEARING DATE:  JANUARY 9, 2002
                                                        TIME:  2:00 P.M.

GREENBERG TRAURIG, LLP
Attorneys for Debtors-in-Possession
200 Park Avenue
New York, New York 10166
(212) 801-9200
Richard S. Miller (RM-2428)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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                                               :
In re:                                            Chapter 11
                                               :
JACOM COMPUTER SERVICES, INC.,                    Lead Case No.
UNICAPITAL CORPORATION, et al.,                :  00-42719 (CB)

            Debtors.                           :  Case Nos. 00-42719 (CB)
                                                  through 00-42837 (CB) and
                                               :  No. 01-11617 (CB)

                                               :  (Jointly Administered)

-----------------------------------------------X


               NOTICE OF (A) APPROVAL OF DISCLOSURE STATEMENT; (B)
               HEARING ON CONFIRMATION OF PLAN OF REORGANIZATION;
              (C) DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION OF
               THE PLAN; (D) DEADLINE AND PROCEDURES FOR TEMPORARY
                             ALLOWANCE OF CLAIMS AND
                   (E) VOTING DEADLINE FOR RECEIPT OF BALLOTS
              -----------------------------------------------------

TO ALL CREDITORS AND OTHER PARTIES IN INTEREST:

            PLEASE TAKE NOTICE that, upon the motion dated November 29, 2001 (the "Approval Motion") of UniCapital Corporation ("UniCapital") and the above-captioned debtors, debtors and debtors in possession (collectively, the "Debtors"), and after a hearing held on December 12, 2001 (the "Disclosure Statement Hearing"), the court entered an order dated December 12, 2001 ("the Disclosure Statement Order"), providing for the following:

                        Approval of Disclosure Statement

            1. Pursuant to the Disclosure Statement Order, the Debtors' Disclosure Statement dated December 12, 2001 (the "Disclosure Statement"), for the Second Amended and Restated Plan of Reorganization of UniCapital Corporation and the Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code dated December 12, 2001, as such Plan may be further amended (the "Plan"), was approved in all respects as containing adequate information in accordance with section 1125 of the Bankruptcy Code.

            2. The Disclosure Statement Order also approved the forms of ballot, balloting instructions and solicitation procedures, and established voting deadlines and procedures for the tabulation of votes.

                            Confirmation Hearing Date

            3. The hearing to consider confirmation of the Plan (the "Confirmation Hearing"), shall commence on January 9, 2002 at 2:00 p.m., or as soon thereafter as counsel can be heard, before the Honorable Cornelius Blackshear, United States Bankruptcy Judge, at the United States Bankruptcy Court, The Alexander Hamilton Customs House, One Bowling Green, New York, New York 10004-1408. The Confirmation Hearing may be continued from time to time by announcing such continuance in open court without further notice to parties in interest, and the Plan may be modified pursuant to Bankruptcy Code ss. 1127 prior to, during or as a result of the Confirmation Hearing, without further notice to parties in interest; provided, however, that such modification does not materially and adversely affect any class of claims in the Plan.

        Deadline and Procedures for Filing Objections to Confirmation

            4. Pursuant to Bankruptcy Rule 3020(b)(l), January 4, 2002, at 12:00 noon (Eastern Time) (the "Objection Deadline"), is fixed as the last date for filing and serving objections to confirmation of the Plan. January 4, 2002 at 12:00 noon is also fixed as the deadline for completing all discovery ("Discovery Cut-Off Deadline") with respect to objections to confirmation of the Plan.

            5. In order to be considered, objections to confirmation of the Plan must (i) be in writing; (ii) state with particularity the grounds therefor and all evidence that will be presented in support thereof, and (iii) be filed electronically in accordance with General Order M-182 (which can be found at www.nysb.uscourts.gov) by registered users of the Bankruptcy Court's case filing system and, by all other parties in interest, on a 3.5 inch disk, preferably in f(thePortable Document Format (PDF), WordPerfect, or any other Windows-based word processing format (with a hard copy delivered directly to Chambers of the Honorable Cornelius Blackshear) and served (a) by email and conventional means upon (i) Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166 (Attn: Richard S. Miller, Esq. and Howard J. Berman, Esq.), counsel for the Debtors, email: MillerRS@gtlaw.com and --- BermanH@gtlaw.com, (ii) Clifford Chance Rogers & Wells, LLP, 200 Park Avenue, New York, New York 10166 (Attn:
Margot Schonholtz, Esq. and Stephen Quine, Esq.), counsel for Bank of America, N.A., as Agent for the Lenders, email: margot.schonholtz@cliffordchance.com and stephen.quine@cliffordchance.com, --- and (iii) Togut, Segal & Segal LLP, One Penn Plaza, Suite 3335, New York, New York 10119 (Attn: Albert Togut, Esq. and Neil Berger, Esq.), counsel for the Official Committee of Unsecured Creditors, email: altogut@teamtogut.com and --- neilberger@teamtogut.com, and (b) upon the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Paul K. Schwartzberg, Esq.) (the persons referred to in (a)-(b) above are collectively referred to as the "Noticed Parties"), so that all such objections are actually filed with the Court and received by the Noticed Parties on or before 12:00 noon (Eastern Time), on January 4, 2002. Objections that do not contain the information described above and that are not filed and served by the Objection Deadline and in the manner set forth above may not be considered and may be overruled. The Debtors shall have discretion to extend the Objection Deadline and Discovery Cut-Off Deadline. Deadline and Procedures for Temporary

                     Allowance of Claims for Voting Purposes

            6. Any holder of an objected to, contingent, unliquidated, or disputed claim must file by December 28, 2001 a motion for temporary allowance of such holder's claim for voting purposes with a hearing on such motion to be held on January 7, 2002, at 2:00 p.m. (Eastern Time). If such holder does not timely file a motion for temporary allowance of such holder's claim, such holder will not be entitled to vote.

                              Injunction Provisions

            7. THE PLAN CONTAINS AN INJUNCTION AGAINST ALL PERSONS AND ENTITIES THAT HOLD A DEBT, CLAIM, LIEN OR INTEREST (AS SUCH TERMS ARE DEFINED IN THE
PLAN) THAT IS DISCHARGED UNDER THE PLAN OR AN INTEREST OR OTHER RIGHT OF AN EQUITY SECURITY HOLDER THAT IS TERMINATED PURSUANT TO THE TERMS OF THE PLAN FROM, AMONG OTHER THINGS, (1) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY (COLLECTIVELY, THE "PROTECTED PARTIES AND ASSETS"), (2) ENFORCING, ATTACHING, COLLECTING OR RECOVERING IN ANY MANNER ANY JUDGMENT, AWARD OR DECREE OR ORDER AGAINST THE PROTECTED PARTIES AND ASSETS, (3) CREATING, PERFECTING OR ENFORCING ANY LIEN OR

ENCUMBRANCE AGAINST THE PROTECTED PARTIES AND ASSETS, (4) ASSERTING A SETOFF, RIGHT OF SUBROGATION OR RECRUITMENT OF ANY KIND AGAINST ANY OBLIGATION DUE TO THE PROTECTED PARTIES AND ASSETS, AND (5) COMMENCING OR CONTINUING ANY ACTION THAT DOES NOT COMPLY WITH OR IS INCONSISTENT WITH THE PLAN. IN ADDITION, ALL PERSONS OTHER THAN LITIGATION LLC WILL BE PERMANENTLY ENJOINED FROM COMMENCING OR CONTINUING ANY ACTION OR PROCEEDING WITH RESPECT TO ANY CLAIM, DEBT, RIGHT OR CAUSE OF ACTION (AS SUCH TERM IS DEFINED IN THE PLAN) THAT LITIGATION LLC RETAINS SOLE AND EXCLUSIVE AUTHORITY TO PURSUE AND ALL PERSONS OTHER THAN LITIGATION LLC ARE PERMANENTLY ENJOINED FROM COMMENCING OR CONTINUING ANY ACTION OR PROCEEDING ON ACCOUNT OF OR RESPECTING ANY CAUSES OF ACTION (OTHER THAN LEASE COLLECTION ACTIONS AND SELLER TAX INDEMNITIES). THE PLAN ALSO PROVIDES THAT THE CONFIRMATION ORDER WILL PERMANENTLY ENJOIN THE COMMENCEMENT OF PROSECUTION BY ANY PERSON OR ENTITY OF ANY CLAIMS OR LIABILITIES RELEASED PURSUANT TO THE PLAN.

            Treatment of Disputed, Contingent or Unliquidated Claims

            8. Pursuant to Bankruptcy Code ss. 105 and Bankruptcy Rule 3003(c)(2), any holder of a claim (a) that is listed in the Debtors' schedules of assets and liabilities as amended as disputed, contingent or unliquidated,
(b) as to which an objection has been filed either before or after the Voting Record Date, or (c) that is not the subject of a timely filed proof of claim, shall not be treated as a creditor with respect to such claim for purposes of receiving notices, receiving distributions under the Plan or voting on the Plan, regardless of whether the holder of such a claim has received a ballot to vote on the Plan. Any ballots received from the holders of such claims shall not be counted for purposes of Plan confirmation.

                       Establishment of Voting Record Date

            9. December 10, 2001 at 5:00 p.m. (Eastern Time) (the "Voting Record Date"), shall be the date by which the claims register and database maintained by Donlin, Recano & Company, Inc. ("Donlin Recano"), the Debtors' claim agent, shall be deemed closed as of the Voting Record Date for the purposes of determining whether a holder of a Claim (as defined in the Plan) is a record holder entitled to vote on the Plan and whether a Person is entitled to receive the Solicitation Package pursuant to the Disclosure Statement Order. The Debtors and Donlin Recano shall have no obligation to recognize for purposes of voting on the Plan any Claim or notice of transfer of Claim that is not recorded on the claims register and database maintained by Donlin Recano as of the Voting Record Date. The Debtors and Donlin Recano shall be entitled to recognize for voting purposes only those record holders set forth in the claims register and database maintained by Donlin Recano as of the Voting Record Date.

                     Voting Deadline for Receipt of Ballots

            10. Pursuant to Bankruptcy Rule 3017(c), to be counted, ballots for accepting or rejecting the Plan must be received by the Debtors' Balloting Agent, Donlin Recano, no later than 12:00 noon (Eastern Time) on January 4, 2002 (the "Voting Deadline") at the following address:

                  UniCapital Corporation, et al.
                  c/o Donlin, Recano & Company, Inc.
                  P.O. Box 2034
                  Murray Hill Station
                  New York, New York 10156

            Or, if being sent by hand or overnight courier, to the following address:

                  UniCapital Corporation, et al.
                  c/o Donlin, Recano & Company, Inc.
                  419 Park Avenue South, Suite 1206
                  New York, New York 10016

            11. Ballots that are not received by the Voting Deadline will not be counted.

Dated:  New York, New York
        December 12, 2001

                               BY ORDER OF THE BANKRUPTCY COURT


                              /s/ Cornelius Blackshear
                              --------------------------------------
                              United States Bankruptcy Judge

GREENBERG TRAURIG, LLP                TOGUT, SEGAL & SEGAL LLP
Attorneys for Debtors-in-Possession   Counsel for the  Official  Committee
200 Park Avenue                       of Unsecured Creditors
New York, New York  10166             One Penn Plaza, Suite 3335
(212) 801-9200                        New York, New York  10119
Attn: Richard S. Miller, Esq.         (212) 594-5000
      Howard J. Berman, Esq.          Attn: Albert Togut, Esq.
      Robert Honeywell, Esq.                Neil Berger, Esq.